             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Preliminary Additional Materials
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.149-11(c) or
       Section 240.14a-12

 ....  Dean Witter Retirement Series. . . . . . . . . . . . . . .
          (Name of Registrant(s) Specified in its Charter)

 ....  Barry Fink . . . . . . . . . . . . . . . . . . . . . . . .
          (Name of Person(s) Filing Proxy Statement)


        Payment of Filing Fee (check the appropriate box):


[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


1) Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)       Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[     ]  Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)       Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)       Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)       Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                        DEAN WITTER RETIREMENT SERIES

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 21, 1997

   Notice is hereby given that a Special Meeting of Shareholders of Dean Witter Retirement Series (as to each individual series, a "Series" and collectively, the "Series" or the "Fund") will be held (the "Meeting") in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 21, 1997, at 10:00 a.m., New York City time, for the following purposes:

     1. For each Series, to approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

     2. To elect nine (9) Trustees to serve until their successors shall have been elected and qualified;


     3. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

     4. To transact such other respective business as may properly come before the Meeting or any adjournments thereof.


   Shareholders of record of the Fund as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Fund or, if applicable one or more Series, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's or, if applicable, the concerned Series shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.


                                       Barry Fink
                                        Secretary


March 19, 1997
New York, New York


                                  IMPORTANT
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  --        FOR approval of the new Investment Management Agreement.

  --        FOR the election of all of the Trustees nominated for election.

  -- FOR the ratification of the selection of independent public accountants for the current fiscal year of the Fund.

                            YOUR VOTE IS IMPORTANT

                        DEAN WITTER RETIREMENT SERIES


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               PROXY STATEMENT


                       SPECIAL MEETING OF SHAREHOLDERS
                                 MAY 21, 1997

   This statement is furnished in connection with the solicitation of proxies by the Board of Directors/ Trustees (the "Board" or "Trustees") of Dean Witter Retirement Series (as to each individual series, a "Series" and collectively the "Series" or the "Fund") for use at the Special Meeting of Shareholders of the Fund to be held on May 21, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.


   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1 and 3 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.


   The holders of shares ("Shareholders") of record as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Series of the Fund as of the Record Date.

                                        NUMBER OF SHARES
                                        OUTSTANDING AS OF
                                         MARCH 12, 1997
DEAN WITTER RETIREMENT SERIES             (RECORD DATE)
-------------------------------------  -----------------
Liquid Asset Series...................     23,829,354
U.S. Government Money Market Series ..      7,389,942
U.S. Government Securities Series ....      1,094,674
Intermediate Income Securities
 Series...............................        239,132
American Value Series.................      3,058,714
Capital Growth Series.................        193,622
Dividend Growth Series................      5,409,215
Strategist Series.....................      1,635,472
Utilities Series......................        455,608
Value-Added Market Series.............      1,232,856
Global Equity Series..................      1,292,473

   The following persons are known to own 5% or more of the outstanding shares of a Series as of March 12, 1997:

   LIQUID ASSET SERIES--Great Bay Distributors Inc., 2310 Starkey Road, Largo, Fl. (1,423,999 shares, 5.9%); Dean Witter Trust Company ("DWTC") for Willdan Assoc. Profit Sharing Plan, P.O. Box 957, Jersey City, N.J. (1,662,958 shares, 6.9%); DWTC, Trustee, House of Fabrics 401(k) Plan, P.O. Box 957, Jersey City, N.J. (1,424,496 shares, 5.9%); DWTC as Trustee, Bulkmatic Transport Company Profit Sharing Plan, P.O. Box 957, Jersey City, N.J. (1,904,529 shares, 7.9%); Indian Health Council, P.O. Box 406, Pauma Valley, Ca. (5,722,984 shares, 24%);

   U.S. GOVERNMENT MONEY MARKET SERIES--DWTC as Trustee for Cygnus 401(k) Plan, P.O. Box 957, Jersey City, N.J. (557,044 shares, 7.5%); Glendale Elementary School District #40 Self-Insurance Account, 7301 N. 58th Ave., Glendale, Az. (379,260 shares, 5.1%); Mesa Unified School District #4, Wkrs. Comp. Self Insurance Trust, 549 N. Stapley Dr., Mesa, Az. (2,673,552 shares, 36.1%); Cartwright Employee Insurance Benefits Account, 3401 North 67th Ave., Phoenix, Az. (1,973,063 shares, 26.6%); Emjayco, TTee FBO Geer Tank Trucks Inc. 401(k) Plan, P.O. Box 17909, Milwaukee, Wi. (443,965 shares, 6%);

   U.S. GOVERNMENT SECURITIES SERIES--DWTC, Tee for Foulke Management Corp. 401(k) Plan, P.O. Box 957, Jersey City, N.J. (113,412 shares, 10.3%); DWTC as Trustee, Bulkmatic Transport Company Profit Sharing Plan, P.O. Box 957, Jersey City, N.J. (124,473 shares, 11.3%); Plasma & Materials Technologie, 9255 Deering Ave., Chatsworth, Ca. (109,451 shares, 10%);

   INTERMEDIATE INCOME SECURITIES SERIES--Dean Witter InterCapital Inc., 2 World Trade Center, N.Y., N.Y. (12,702 shares, 5.3%); DWTC as Trustee for Cygnus 401(K) Plan, P.O. Box 957, Jersey City, N.J. (19,239 shares, 8%); DWTC as Trustee for Zeus 401(K) Plan, P.O. Box 957, Jersey City, N.J. (14,659 shares, 6.1%); DWTC as Trustee for Integrated Medical Systems 401(K) Plan, P.O. Box 957, Jersey City, N.J. (17,723 shares, 7.4%); DWTC as Trustee, Private Business Inc. 401(K) Plan, 1242 Old Hillsboro Road, Franklin, Tn. (55,067 shares, 23%); DWTC, F.B.O. VVP America Inc. Deferred Compensation Plan, P.O. Box 957, Jersey City, N.J. (16,280 shares, 6.8%);

   AMERICAN VALUE SERIES--DWTC as Trustee, VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, N.J. (337,433, 11%); Charles E. Behr, Ttee, Charles E. Behr Trust, 802 N. Ft. Harrison Ave., Clearwater, Fla. (188,710 shares, 6.1%); DWTC as Trustee Bulkmatic Transport Company Profit Sharing Plan, P.O. Box 957, Jersey City, N.J. (214,434 shares, 7%);

   CAPITAL GROWTH SERIES--Dean Witter InterCapital Inc., 2 World Trade Center, N.Y., N.Y. (10,577 shares; 5.4%); DWTC as Trustee for St. Petersburg Kennel Club 401(K) Plan, P.O. Box 957, Jersey City, N.J. (19,253 shares, 9.9%); DWTC as Trustee Private Business Inc. 401(K) Plan, 1242 Old Hillsboro Road, Franklin, Tn (42,959 shares, 22.2%); DWTC as Trustee Van De Kamp's Inc 401(K) Plan, P.O. Box 957, Jersey City, N.J. (20,987 shares, 10.8%); DWTC, Trustee FBO, VVP America Inc. Deferred Compensation Plan, P.O. Box 957, Jersey City, N.J. (11,306 shares, 5.8%); DWR Custodian for Candies, FBO Neil Cole and Gary Klein VIP Plus 401 (K) Plan, 2975 Westchester Ave, Purchase, N.Y. (10,899 shares, 5.6%); RPMOO2 C.S.B. Co. 401(K) Profit Sharing Plan FBO Inv. Manager Capital Growth Fund, Box 2000, Cozad, Ne. (34,534 shares, 17.9%);

   DIVIDEND GROWTH SERIES--The Chase Manhattan Bank, Trustee FBO The NFL Player Second Career Savings Plan, 3 Chase Metrotech Center, Brooklyn, N.Y. (1,047,932 shares, 19.3%); DWTC as Trustee VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, N.J. (490,927 shares, 9%); DWTC as Trustee for Pizzagalli Construction 401(K) Plan, Harborside Financial Center, Jersey City, N.J. (513,764 shares, 9.5%);

   STRATEGIST SERIES--DWTC as Trustee Fenner Manheim Inc. Profit Sharing Plan, P.O. Box 957, Jersey City, N.J. (147,008 shares, 9%); DWTC as Trustee VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, N.J.

(273,544 shares, 16.7%); DWTC as Trustee for Pizzagalli Construction 401(K) Plan, Harborside Financial Center, Jersey City, N.J. (454,654 shares, 27.8%); DWTC as Trustee Bulkmatic Transport Company Profit Sharing Plan, P.O. Box 957, Jersey City, N.J. (111,801 shares, 6.8%);

   UTILITIES SERIES--DWTC as Trustee for Citrus Cannery Local Union 401(K) Plan, P.O. Box 957, Jersey City, N.J. (68,279 shares, 14.9%); DWTC as Trustee for St. Petersburg Kennel Club 401(K) Plan, P.O. Box 957, Jersey City, N.J. (26,258 shares, 5.7%); DWTC as Trustee for Zeus 401(K) Plan, P.O. Box 957, Jersey City, N.J. (40,235 shares, 8.8%); DWTC as Trustee for Integrated Medical Systems 401(K) Plan, P.O. Box 957, Jersey City, N.J. (26,229 shares, 5.7%); DWTC, Trustee for Foulke Management Corp 401(K) Plan, P.O. Box 957, Jersey City, N.J. (43,389 shares, 9.5%); DWTC as Trustee for D&H Manufacturing Co. 401(K) Plan, P.O. Box 957, Jersey City, N.J. (57,646 shares, 12.6%);

   VALUE-ADDED MARKET SERIES--DWTC as Trustee for Pizzagalli Construction 401(K) Plan, Harborside Financial Center, Jersey City, N.J. (489,925 shares, 39.7%); DWTC, Trustee FBO, Sunnyvale Value and Fitting Company, P.O. Box 957, Jersey City, N.J. (69,534 shares, 5.6%);

   GLOBAL EQUITY SERIES--DWTC as Trustee, VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, N.J. (325,642 shares, 25.2%). The percentage ownership of shares of each Series changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $64,000, will be allocated as follows: 90% of the cost will be borne by Dean Witter, Discover & Co., and 10% of the cost will be borne by the Fund. The total cost of soliciting proxies borne by each Series is estimated to be approximately $582. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. In addition, Dean Witter InterCapital Inc. may employ First Data Corp. as proxy solicitor, the cost of which is estimated to be approximately $15,700 and will be borne by Dean Witter, Discover & Co.

   First Data Corp. or Dean Witter Trust Company may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by First Data Corp., additional expenses are expected to be approximately $6.00 per telephone vote transacted which would be borne by Dean Witter, Discover & Co.

                (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                             MANAGEMENT AGREEMENT

BACKGROUND

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of each Series pursuant to an investment management agreement entered into by the Fund and InterCapital (the "Current Agreement"), and in that capacity provides investment advisory and certain other services to each Series. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between the Fund and InterCapital (the "New Agreement") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY


   Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.


THE MERGER

   Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


   Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

   The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.

   The Merger is expected to be completed in mid-1997. and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.


APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

   In order to assure continuity of investment management services to each Series after the Merger, the Board of the Fund met in person for the purpose of considering whether it would be in the best interests of each Series and its Shareholders to enter into a New Agreement between the Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Board's Consideration"), the Board, including all the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreement and recommended its approval by the Shareholders of each Series.

   THE TERMS OF THE NEW AGREEMENT, INCLUDING FEES PAYABLE BY EACH SERIES THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreement are fully described under "The Current Investment Management Agreement" below. If approved by Shareholders of each Series, the New Agreement will continue in effect for an initial term expiring April 30, 1999. The New Agreement will be continued in effect from year to year thereafter if each such continuance with respect to a Series is approved by the Board or by a majority of the outstanding voting securities (as defined below) of such Series and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of one or more Series do not approve the New Agreement as to such Series, the Current Agreement will remain in effect with respect to that Series and the Board will take such action, if any, as it deems to be in the best interests of the concerned Series and its Shareholders, which may include proposing that Shareholders of such Series approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to each Series in accordance with the terms of the Current Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.


REQUIRED VOTE


   The New Agreement cannot be implemented with respect to a particular Series unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of that Series. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Series present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Series, whichever is less.


   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH SERIES VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE BOARD'S CONSIDERATION

   At a special meeting of the Committee of the Independent Trustees of the Fund held on February 20, 1997, at which each of the Independent Trustees of the Fund was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated the New Agreement (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the New Agreement is in the best interests of each Series and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreement, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to each Series of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its agreements with the Fund or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Fund will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of any Series.


   The Trustees also considered that the New Agreement is identical, in all material respects, to the corresponding Current Agreement (other than the date of effectiveness and termination).

   Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of the Fund, including all of the Independent Trustees, determined that the New Agreement is in the best interests of each Series and its Shareholders. ACCORDINGLY, THE BOARD OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH SERIES.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

   The Current Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the Current Agreement, and that it shall continuously supervise the management of the assets of each Series in a manner consistent with the investment objectives and policies of that Series and subject to such other limitations and directions as the Board may, from time to time, prescribe.


   The Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of each Series' shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). Expenses not expressly assumed by the Investment Manager under the Current Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or "the Distributor"), are paid by the Fund. Each Series pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Series. Expenses that are borne directly by a Series include, but are not limited to: charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Series and its shares under federal and state securities laws; shareholder servicing costs; charges and expenses of any outside service used for pricing of the shares of the Series; interest on borrowings by the Series; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager) not including compensation or expenses of attorneys who are employees of the Investment Manager and independent accountants; and all other expenses attributable to a particular Series. Expenses which are allocated on the basis of size of the respective Series include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the

Investment Manager or any corporate affiliate of the Investment Manager; state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size of the respective Series. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Series or allocated on the basis of the size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. In return for its services and the expenses the Investment Manager assumes under the Current Agreement, each Series pays the Investment Manager compensation which is accrued daily and payable monthly and which, for fiscal year ended July 31, 1996, is set forth in the table below:

                                                        MANAGEMENT      MANAGEMENT       NET ASSETS
                                         MANAGEMENT    FEE ACCRUED       FEE PAID       AS OF FISCAL
DEAN WITTER RETIREMENT SERIES             FEE RATE    BEFORE WAIVER*   AFTER WAIVER*      YEAR END
-------------------------------------  ------------  --------------  ---------------  --------------
Liquid Asset Series ..................      0.50%        $318,178        $172,685       $42,752,638
U.S. Government Money Market Series ..      0.50%          69,837          35,972         6,627,777
U.S. Government Securities Series ....      0.65%          50,913          14,753         8,650,813
Intermediate Income Securities
 Series...............................      0.65%          24,158           7,147         4,171,716
American Value Series.................      0.85%         273,275         140,235        40,321,364
Capital Growth Series.................      0.85%          11,858               0         1,987,853
Dividend Growth Series................      0.75%         382,200         232,473        69,762,612
Strategist Series.....................      0.85%          85,382          18,434        17,495,706
Utilities Series......................      0.75%          48,060          12,925         7,593,297
Value-Added Market Series.............      0.50%          87,508          33,900        20,379,235
Global Equity Series .................      1.00%          91,939          21,545        11,685,243


------------
* The Investment Manager has assumed all expenses (except for brokerage fees and a portion of organizational expenses) and has waived the compensation provided for in its Current Investment Management Agreement with respect to any Series to the extent that such expenses and compensation exceeded 1.00% of the daily net assets of the Series for the period from January 1, 1996 through July 31, 1996. The Investment Manager has undertaken to continue to assume, until July 31, 1997, all such expenses and waive compensation with respect to any Series to the extent that such expenses and compensation exceed 1.00% of the daily net assets of such Series. The Fund's Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series), which will be reimbursed by each Series of the Fund.

   The administrative services called for under the Current Agreement are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

   The Current Agreement was first approved by the Board and by Dean Witter Reynolds Inc., the then sole Shareholder, on October 30, 1992.

   After its initial term, the Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of each Series or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. The Current Agreement, whose initial term expired prior to the date of this Proxy Statement, has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

   The Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Series in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.


THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:


   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to InterCapital by such companies, including the Fund, and their net assets as of March 12, 1997. DWSC also has its offices at Two World Trade Center, New York, New York.


   Dean Witter Distributors Inc. acts as the Fund's Distributor. Like InterCapital, the Distributor is a wholly-owned subsidiary of DWDC. Pursuant to the Fund's Plan of Distribution pursuant to Rule 12b-1 with the Distributor, the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to, and expenses of, account executives and other employees of the Distributor and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   The following table sets forth transfer agency fees paid by each Series of the Fund to DWTC, the Fund's Transfer Agent and an affiliate of InterCapital and brokerage commissions paid by certain Series to DWR, which is also an affiliate of InterCapital:

                                         TRANSFER AGENT FEES PAID  BROKERAGE COMMISSIONS  PERCENTAGE OF AGGREGATE
                                              TO DWTC DURING       PAID TO DWR FOR LAST    BROKERAGE COMMISSIONS
NAME OF SERIES                               LAST FISCAL YEAR           FISCAL YEAR        FOR LAST FISCAL YEAR
--------------------------------------  ------------------------  ---------------------  -----------------------
Liquid Asset Series ...................          $34,188                  $   -0-                    -0-
U.S. Government Money Market Series ...            6,087                      -0-                    -0-
U.S. Government Securities Series  ....           28,515                      -0-                    -0-
Intermediate Income Securities Series              5,087                      -0-                    -0-
American Value Series .................           55,485                   67,847                  48.44%
Capital Growth Series .................            3,271                    1,774                  55.37
Dividend Growth Series ................           64,036                   30,759                  60.17
Strategist Series .....................           34,726                   10,751                  62.70
Utilities Series ......................           15,021                    4,140                  88.70
Value-Added Market Series .............           11,953                      -0-                    -0-
Global Equity Series ..................           30,935                    5,635                   7.21


   Once the Merger is consummated and the New Agreement is approved, the Distributor, DWR and DWTC fully intend to continue to provide, respectively, the same services to the Fund as are currently being provided.

                           (2) ELECTION OF TRUSTEES


   The number of Trustees of the Fund has been fixed by the Board at nine. There are presently eight Trustees, all of whom are standing for re-election at the Meeting for indefinite terms. In addition, the Board of the Fund has nominated Wayne E. Hedien for election as Trustee at the Meeting for the first time.

   Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees. Mr. Hedien, who has been nominated for election at the Meeting, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as such term is defined under the 1940 Act) of the Fund and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. Other than Messrs. Bozic, Purcell and Schroeder, who were elected as Trustees by the other Trustees of the Fund, all of the members of the Board currently serving were previously elected by Dean Witter Reynolds Inc., the then sole Shareholder.

   The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, shares of the Fund owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Fund, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Fund, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustee to be elected at the Meeting are:

   MICHAEL BOZIC, Trustee since April 1994 *; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

   CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).


   EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp (health insurance); member of the board of various civic and charitable organizations.


   JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).


   WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.


   DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).


   MICHAEL E. NUGENT, Trustee since July 1991*; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.


------------
* This date is the date the Trustee began serving the Dean Witter Funds complex.

   PHILIP J. PURCELL, Trustee since April 1994* ; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.


   JOHN L. SCHROEDER, Trustee since April 1994* ; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).


   The other executive officers of the Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; and Thomas F. Caloia, Treasurer; and, Mark Bavoso, Patricia A. Cuddy, Edward F. Gaylor, Rajesh K. Gupta, Peter Hermann, Jonathan R. Page, Paul D. Vance, Anita H. Kolleeny, Paula La Costa, Rochelle G. Siegel, Kenton J. Hinchliffe and Alice
S. Weiss are Vice Presidents of the Fund. In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of the Fund.


   Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Bavoso is 36 years old and is currently Senior Vice President of InterCapital. Ms. Cuddy is 42 years old and is currently Vice President of InterCapital (since June 1994). She was previously Senior Vice President of Dreyfus Corporation. Mr. Gaylor is 55 years old and is currently Senior Vice President of InterCapital. Mr. Gupta is 36 years old and is currently Senior Vice President of InterCapital. Mr. Hermann is 36 years old and is currently Vice President of InterCapital. Prior to joining InterCapital in March 1994, Mr. Hermann was a portfolio manager at the Bank of New York. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Mr. Vance is 60 years old and is currently Senior Vice President. Ms. Kolleeny is 42 years old and is currently Senior Vice President. Ms. La Costa is 45 years old and is currently Vice President. Ms. Siegel is 48 years old and is currently Senior Vice President of InterCapital. Mr. Hinchliffe is 52 years old and is currently Senior Vice President. Ms. Weiss is 48 years old and is currently Vice President of InterCapital. Other than Messrs. Scanlan, Giambrone, McAlinden and Hermann and Ms. Cuddy each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this

------------
* This date is the date the Trustee began serving the Dean Witter Funds complex.

Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.

   Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of the Fund will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.


   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.


   The Board of Trustees during the fiscal year ended July 31, 1996, held six meetings, the Committee of Independent Trustees held ten meetings and the Audit and Derivatives Committees each held 4 meetings. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE


   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.


   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS


   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Funds' service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each

Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

   As of the Record Date, the aggregate number of shares of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.


                              FUND COMPENSATION

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for its last fiscal year.

                                 AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $1,300
Edwin J. Garn ..............       1,350
John R. Haire ..............       3,013
Dr. Manuel H. Johnson  .....       1,300
Michael E. Nugent ..........       1,300
John L. Schroeder ..........       1,300

   The following table illustrates the compensation paid to the Independent Trustees of the Fund for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                              FOR SERVICE AS
                                                               CHAIRMAN OF
                                                               COMMITTEE OF
                               FOR SERVICE                     INDEPENDENT       FOR SERVICE AS       TOTAL CASH
                              AS DIRECTOR OR  FOR SERVICE AS    DIRECTORS/        CHAIRMAN OF        COMPENSATION
                               TRUSTEE AND     TRUSTEE AND     TRUSTEES AND       COMMITTEE OF      FOR SERVICES TO
                                COMMITTEE       COMMITTEE         AUDIT       INDEPENDENT TRUSTEES  82 DEAN WITTER
                               MEMBER OF 82       MEMBER        COMMITTEES         AND AUDIT         FUNDS AND 14
                               DEAN WITTER     OF 14 TCW/DW     OF 82 DEAN    COMMITTEES OF THE 14      TCW/DW
NAME OF INDEPENDENT TRUSTEE       FUNDS           FUNDS        WITTER FUNDS       TCW/DW FUNDS           FUNDS
---------------------------  --------------  --------------  --------------  --------------------  ---------------
Michael Bozic ..............     $138,850             --               --                --            $138,850
Edwin J. Garn ..............      140,900             --               --                --             140,900
John R. Haire ..............      106,400        $64,283         $195,450           $12,187             378,320
Dr. Manuel H. Johnson.......      137,100         66,483               --                --             203,583
Michael E. Nugent ..........      138,850         64,283               --                --             203,133
John L. Schroeder ..........      137,150         69,083               --                --             206,233


   As of the date of this Proxy Statement, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Funds.


   The following table illustrates the retirement benefits accrued to the Independent Trustees of the Fund by the 57 Dean Witter Funds, not including the Fund, for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                ESTIMATED                                          ESTIMATED ANNUAL
                              CREDITED YEARS    ESTIMATED     RETIREMENT BENEFITS   BENEFITS UPON
                                OF SERVICE      PERCENTAGE        ACCRUED AS       RETIREMENT FROM
                              AT RETIREMENT    OF ELIGIBLE        EXPENSES BY        ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION   ALL ADOPTING FUNDS       FUNDS(1)
---------------------------  --------------  --------------  -------------------  ----------------
Michael Bozic ..............        10             50.0%            $20,147            $ 51,325
Edwin J. Garn ..............        10             50.0              27,772              51,325
John R. Haire ..............        10             50.0              46,952             129,550
Dr. Manuel H. Johnson  .....        10             50.0              10,926              51,325
Michael E. Nugent ..........        10             50.0              19,217              51,325
John L. Schroeder...........         8             41.7              38,700              42,771

------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in this Proxy Statement.


   The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving (if elected, Mr. Hedien's term will commence September 1, 1997). If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.


   The election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.

                (3) RATIFICATION OR REJECTION OF SELECTION OF
                           INDEPENDENT ACCOUNTANTS


   The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as the Fund's independent accountants for the fiscal year ending July 31, 1997,


   The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

   A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

   Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting of the Fund for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                            SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholders' meetings. Proposals of Shareholders of the Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                           REPORTS TO SHAREHOLDERS


   THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).


                         INTEREST OF CERTAIN PERSONS

   DWDC, DWR, the Investment Manager, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in certain of the proposals described in this proxy statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                By Order of the Board of Trustees



                                BARRY FINK
                                Secretary

                                                                    APPENDIX A

                 FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made as of the   day of      , 1997 by and between Dean Witter
Retirement Series, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

   WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund is authorized to issue shares of beneficial interest in separate portfolios (the "Series") with each Series representing interests in a separate portfolio of securities and other assets; and

   WHEREAS, The Fund presently offers shares in several Series, such Series together with all other Series subsequently established by the Fund with respect to which the Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Series"; and

   WHEREAS, The Investment Manager desires to be retained to perform services on saidterms and conditions:

   Now, Therefore, this Agreement

                             W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

   1. The Fund hereby retains the Investment Manager to act as investment manager of the Series and, subject to the supervision of the Trustees, to supervise the investment activities of the Series as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Series in a manner consistent with the investment objectives and policies of the Series; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Series and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Series, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

   In the event the Fund establishes another Series other than the current Series with respect to which it desires to retain the Investment Manager to render investment advisory services hereunder, it shall notify the Investment Manager in writing. If the Investment Manager is willing to render such services, it shall notify the Fund in writing, whereupon such other Series shall become a Series hereunder.

   2. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

   3. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

   4. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the various Series of the Fund shall pay to the Investment Manager monthly compensation determined by applying the annual rates of 0.50%, 0.50%, 0.65%, 0.65%, 0.85%, 0.85%, 0.75%,
0.85%, 0.75%, 0.50% and 1.00% to the daily net assets of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added Market Series and the Global Equity Series, respectively, determined as of the close of each business day. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the net assets of the respective Series each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   Subject to the provisions of paragraph 7 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

   7. In the event the operating expenses of a Series, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to such Series imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee in respect of such Series to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse such Series for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by such Series. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to such Series as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

   For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Series, such gross income shall include, but not be limited to, interest on debt securities in the portfolio of such Series accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the portfolio of such Series, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

   8. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   9. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Series provided such continuance with respect to a Series is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of such Series or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or, with respect to a Series, by the vote of a majority of the outstanding voting securities of such Series; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and
(c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Series or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund, unless such approval shall be required by any other applicable law or otherwise.

   11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

   12. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

   13. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    14. The Declaration of Trust establishing Dean Witter Retirement Series, dated May 14, 1992, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Dean Witter Retirement Series refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean Witter Retirement Series shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Dean Witter Retirement Series, but the Trust Estate only shall be liable.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.


                               DEAN WITTER RETIREMENT SERIES



                               By
                                  --------------------------------------------
Attest:



----------------------------


                               DEAN WITTER INTERCAPITAL INC.


                               By
                                 ---------------------------------------------


Attest:


-----------------------------

                                                                    APPENDIX B


   InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Liquid Asset Series and U.S. Government Money Market Series of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fees rate(s) applicable to such investment company.

                                                                               CURRENT INVESTMENT
                                                                             MANAGEMENT FEE RATE(S)
                                                        NET ASSETS               AS A PERCENTAGE
                                                      AS OF 03/12/97              OF NET ASSETS
                                                     ---------------  -----------------------------------
1.     ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST .....  $   440,611,354 0.50% on assets up to $500 million,
                                                                      scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
2.     ACTIVE ASSETS GOVERNMENT SECURITIES TRUST ...  $   681,982,027 0.50% on assets up to $500 million,
                                                                      scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
3.     ACTIVE ASSETS MONEY TRUST....................  $ 8,921,354,553 0.50% on assets up to $500 million, scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
4.     ACTIVE ASSETS TAX-FREE TRUST.................  $ 1,751,293,513 0.50% on assets up to $500 million, scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
5.     DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME
       TRUST........................................  $   266,303,159 0.50% on assets up to $500 million,
                                                                      scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
6.     DEAN WITTER LIQUID ASSET FUND INC............  $12,519,913,252 0.50% on assets up to $500 million, scaled down at various asset levels
                                                                      to 0.248% on assets over $17.5
                                                                      billion
7.     DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET
       TRUST .......................................  $    41,418,939 0.50% on assets up to $500 million,
                                                                      scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
8.     DEAN WITTER TAX-FREE DAILY INCOME TRUST .....  $   555,640,894 0.50% on assets up to $500 million,
                                                                      scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
9.     DEAN WITTER U.S. GOVERNMENT MONEY MARKET
       TRUST .......................................  $   933,178,675 0.50% on assets up to $500 million,
                                                                      scaled down at various asset levels
                                                                      to 0.25% on assets over $3 billion
10.    DEAN WITTER RETIREMENT SERIES:
       (A) LIQUID ASSET SERIES......................  $    23,818,464 0.50%(1)
       (B) U.S. GOVERNMENT MONEY MARKET SERIES .....  $     7,400,809 0.50%(1)

11.    DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
       (A) MONEY MARKET PORTFOLIO...................  $    84,905,881 0.50%

12.    DEAN WITTER VARIABLE INVESTMENT SERIES:*
       (A) MONEY MARKET PORTFOLIO...................  $   339,300,697 0.50%



------------
* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the U.S. Government Securities Series and the Intermediate Income Securities Series of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.

                                                                                 CURRENT INVESTMENT
                                                                               MANAGEMENT FEE RATE(S)
                                                           NET ASSETS              AS A PERCENTAGE
                                                         AS OF 03/12/97             OF NET ASSETS
                                                        --------------  -----------------------------------
1.     DEAN WITTER HIGH YIELD SECURITIES INC.* ........  $  472,422,555 0.50% on assets up to $500 million, scaled down at various asset levels
                                                                        to 0.30% on assets over $3 billion
2.     DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST* ..  $6,138,047,889 0.50% on assets up to $1 billion, scaled down at various asset levels
                                                                        to 0.30% on assets over $12.5
                                                                        billion
3.     DEAN WITTER CONVERTIBLE SECURITIES TRUST* ......  $  258,071,153 0.60% on assets up to $750 million, scaled down at various asset levels
                                                                        to 0.425% on assets over $3 billion
4.     DEAN WITTER FEDERAL SECURITIES TRUST*...........  $  664,434,512 0.55% on assets up to $1 billion, scaled down at various asset levels
                                                                        to 0.35% on assets over $12.5
                                                                        billion
5.     INTERCAPITAL INCOME SECURITIES INC.**...........  $  212,194,831 0.50%
6.     HIGH INCOME ADVANTAGE TRUST**...................  $  151,432,410 0.75% on assets up to $250 million, scaled down at various asset levels
                                                                        to 0.30% on assets over $1 billion
7.     HIGH INCOME ADVANTAGE TRUST II**................  $  202,120,811 0.75% on assets up to $250 million, scaled down at various asset levels
                                                                        to 0.30% on assets over $1 billion
8.     HIGH INCOME ADVANTAGE TRUST III**...............  $   78,703,844 0.75% on assets up to $250 million,
                                                                        scaled down at various asset levels
                                                                        to 0.30% on assets over $1 billion
9.     DEAN WITTER INTERMEDIATE INCOME SECURITIES* ....  $  183,322,983 0.60% on assets up to $500 million, scaled down at various asset levels
                                                                        to 0.30% on assets over $1 billion
10.    DEAN WITTER WORLD WIDE INCOME TRUST*............  $  106,393,288 0.75% on assets up to $250 million, scaled down at various asset levels
                                                                        to 0.30% on assets over $1 billion
11.    DEAN WITTER GOVERNMENT INCOME TRUST**...........  $  425,720,030 0.60%
12.    DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.*.  $   76,976,109 0.55% on assets up to $500 million
                                                                        and 0.50% on assets over $500
                                                                        million
13.    DEAN WITTER PREMIER INCOME TRUST*...............  $   15,604,354 0.50% (of which 40% is paid to a
                                                                        Sub-Adviser)
14.    DEAN WITTER SHORT-TERM U.S. TREASURY TRUST* ....  $  255,026,002 0.35%

15.    DEAN WITTER DIVERSIFIED INCOME TRUST*...........  $  825,332,503 0.40%

16.    DEAN WITTER SHORT-TERM BOND FUND*...............  $   39,265,837 0.70%(1)

17.    DEAN WITTER HIGH INCOME SECURITIES*.............  $1,105,732,108 0.50% on assets up to $500 million and 0.425% on assets over $500
                                                                        million
18.    PRIME INCOME TRUST**............................  $1,133,529,314 0.90% on assets up to $500 million and 0.85% on assets over $500
                                                                        million

                               B-2

                                                                                 CURRENT INVESTMENT
                                                                               MANAGEMENT FEE RATE(S)
                                                           NET ASSETS              AS A PERCENTAGE
                                                         AS OF 03/12/97             OF NET ASSETS
                                                        --------------  -----------------------------------
19.    DEAN WITTER BALANCED INCOME FUND*...............   $ 50,991,701  0.60%

20.    DEAN WITTER RETIREMENT SERIES:*
       (a) U.S. GOVERNMENT SECURITIES SERIES...........   $ 10,596,158  0.65%(2)
       (b) INTERMEDIATE INCOME SECURITIES SERIES ......   $  2,261,816  0.65%(2)

21.    DEAN WITTER VARIABLE INVESTMENT SERIES:***
       (a) QUALITY INCOME PLUS PORTFOLIO...............   $459,554,792  0.50% on assets up to $500 million
                                                                        and 0.45% on assets over $500
                                                                        million
       (b) HIGH YIELD PORTFOLIO........................   $277,126,804  0.50%

22.    DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:***
       (a) DIVERSIFIED INCOME PORTFOLIO................   $ 37,415,339  0.40%
       (b) NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO.
                                                          $  4,484,769  0.65% (of which 40% is paid to a
                                                                        Sub-Adviser)
23.    DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST*.$  1,962,920  0.35%(3)


------------
*      Open-end investment company.

**     Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, from January 1, 1997 through April 30, 1997, to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.


(3) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 27, 1997, whichever occurs first.

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Utilities Series, the Dividend Growth Series, American Value Series, the Value-Added Market Series, the Capital Growth Series, the Global Equity Series, and the Strategist Series of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.

                                                                                  CURRENT INVESTMENT
                                                                                MANAGEMENT FEE RATE(S)
                                                          NET ASSETS               AS A PERCENTAGE
                                                        AS OF 03/12/97              OF NET ASSETS
                                                       ---------------  ------------------------------------
1.     DEAN WITTER AMERICAN VALUE FUND................  $ 3,370,632,376 0.625% on assets up to $250 million, scaled down at various asset levels
                                                                        to 0.475% on assets over $2.5
                                                                        billion
2.     DEAN WITTER BALANCED GROWTH FUND...............  $   125,426,874 0.60%

3.     DEAN WITTER CAPITAL APPRECIATION FUND .........  $   323,927,003 0.75%

4.     DEAN WITTER CAPITAL GROWTH SECURITIES .........  $   505,754,103 0.65% on assets up to $500 million,
                                                                        scaled down at various asset levels
                                                                        to 0.475% on assets over $1.5
                                                                        billion
5.     DEAN WITTER DEVELOPING GROWTH SECURITIES
       TRUST .........................................  $   726,490,573 0.50% on assets up to $500 million
                                                                        and 0.475% on assets over $500
                                                                        million
6.     DEAN WITTER DIVIDEND GROWTH SECURITIES INC. ...  $13,188,289,520 0.625% on assets up to $250 million, scaled down at various asset levels
                                                                        to 0.30% on assets over $10 billion
7.     DEAN WITTER EUROPEAN GROWTH FUND INC.  ........  $ 1,509,995,436 1.00% on assets up to $500 million and 0.95% on assets over $500
                                                                        million (of which 40% is paid to a
                                                                        Sub-Adviser)
8.     DEAN WITTER FINANCIAL SERVICES TRUST...........  $   154,411,700 0.75%

9.     DEAN WITTER GLOBAL ASSET ALLOCATION FUND  .....  $    64,921,778 1.00% (of which 60% is paid to two
                                                                        Sub-Advisers)
10.    DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES .  $ 3,065,931,979 0.75% on assets up to $1 billion, scaled down at various asset levels
                                                                        to 0.675% on assets over $2.5
                                                                        billion
11.    DEAN WITTER GLOBAL UTILITIES FUND .............  $   354,011,304 0.65%
12.    DEAN WITTER HEALTH SCIENCES TRUST .............  $   463,792,920 1.00% on assets up to $500 million
                                                                        and 0.95% on assets over $500
                                                                        million
13.    DEAN WITTER INCOME BUILDER FUND ...............  $   245,689,401 0.75%

14.    DEAN WITTER INFORMATION FUND ..................  $   239,136,659 0.75%

15.    DEAN WITTER INTERNATIONAL SMALLCAP FUND  ......  $   109,461,789 1.25% (of which 40% is paid to a
                                                                        Sub-Adviser)
16.    DEAN WITTER JAPAN FUND ........................  $   193,493,375 1.0% (of which 40% is paid to a
                                                                        Sub-Adviser)
17.    DEAN WITTER MARKET LEADER TRUST ...............  $       100,000 0.75% (1)

18.    DEAN WITTER MID-CAP GROWTH FUND ...............  $   409,527,028 0.75%

                                      B-4

                                                                                  CURRENT INVESTMENT
                                                                                MANAGEMENT FEE RATE(S)
                                                          NET ASSETS               AS A PERCENTAGE
                                                        AS OF 03/12/97              OF NET ASSETS
                                                       ---------------  ------------------------------------
19.    DEAN WITTER NATURAL RESOURCE DEVELOPMENT
       SECURITIES INC. ...............................  $  255,182,300  0.625% on assets up to $250 million and 0.50% on assets over $250
                                                                        million
20.    DEAN WITTER PACIFIC GROWTH FUND INC.  .........  $1,504,922,981  1.00% on assets up to $1 billion and
                                                                        0.95% on assets over $1 billion (of
                                                                        which 40% is paid to a Sub-Adviser)
21.    DEAN WITTER PRECIOUS METALS AND MINERALS TRUST.  $   59,639,235  0.80%

22.    DEAN WITTER SPECIAL VALUE FUND ................  $  246,216,395  0.75%

23.    DEAN WITTER STRATEGIST FUND ...................  $1,435,020,832  0.60% on assets up to $500 million, scaled down at various asset levels
                                                                        to 0.475% on assets over $1.5
                                                                        billion
24.    DEAN WITTER UTILITIES FUND ....................  $2,517,911,689  0.65% on assets up to $500 million, scaled down at various asset levels
                                                                        to 0.425% on assets over $5 billion
25.    DEAN WITTER VALUE-ADDED MARKET SERIES  ........  $1,232,708,381  0.50% on assets up to $500 million, scaled down at various asset levels
                                                                        to 0.425% on assets over $1 billion
26.    DEAN WITTER WORLD WIDE INVESTMENT TRUST  ......  $  438,134,738  1.0% on assets up to $500 million and 0.95% on assets over $500
                                                                        million (of which 40% is paid to a
                                                                        Sub-Adviser)
27.    DEAN WITTER RETIREMENT SERIES:
       (A) AMERICAN VALUE SERIES .....................  $   44,710,329  0.85% (2)
       (B) CAPITAL GROWTH SERIES......................  $    2,753,853  0.85% (2)
       (C) DIVIDEND GROWTH SERIES ....................  $   92,596,787  0.75% (2)
       (D) GLOBAL EQUITY SERIES ......................  $   16,316,755  1.00% (2)
       (E) STRATEGIST SERIES .........................  $   22,235,461  0.85% (2)
       (F) UTILITIES SERIES ..........................  $    5,890,044  0.75% (2)
       (G) VALUE-ADDED MARKET SERIES .................  $   19,935,888  0.50% (2)

28.    DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
       (A) AMERICAN VALUE PORTFOLIO ..................  $  142,691,109  0.625%
       (B) BALANCED PORTFOLIO ........................  $   46,432,529  0.75% (of which 40% is paid to a
                                                                        Sub-Adviser)
       (C) CORE EQUITY PORTFOLIO .....................  $   22,871,602  0.85% (of which 40% is paid to a
                                                                        Sub-Adviser)
       (D) DEVELOPING GROWTH PORTFOLIO ...............  $   62,776,199  0.50%
       (E) DIVIDEND GROWTH PORTFOLIO .................  $  313,542,513  0.625%
       (F) EMERGING MARKETS PORTFOLIO ................  $   21,698,779  1.25% (of which 40% is paid to a
                                                                        Sub-Adviser)
       (G) GLOBAL EQUITY PORTFOLIO ...................  $   68,541,265  1.00%
       (H) MID-CAP GROWTH PORTFOLIO ..................  $    3,805,149  0.75% (3)
       (I) UTILITIES PORTFOLIO .......................  $   36,684,324  0.65%
       (J) VALUE-ADDED MARKET PORTFOLIO ..............  $   87,489,055  0.50%

29.    DEAN WITTER VARIABLE INVESTMENT SERIES:*
       (A) CAPITAL APPRECIATION PORTFOLIO ............  $    8,143,548  0.75% (4)


                                      B-5

                                                                                  CURRENT INVESTMENT
                                                                                MANAGEMENT FEE RATE(S)
                                                          NET ASSETS               AS A PERCENTAGE
                                                        AS OF 03/12/97              OF NET ASSETS
                                                       ---------------  ------------------------------------
       (B) CAPITAL GROWTH PORTFOLIO ..................  $   94,830,181  0.65%
       (C) DIVIDEND GROWTH PORTFOLIO .................  $1,411,963,686  0.625% on assets up to $500 million, scaled down at various asset levels
                                                                        to 0.475% on assets over $1 billion
       (D) EQUITY PORTFOLIO ..........................  $  582,707,983  0.50% on assets up to $1 billion and
                                                                        0.475% on assets over
                                                                        $1 billion
       (E) EUROPEAN GROWTH PORTFOLIO .................  $  327,394,722  1.00% (of which 40% is paid to a
                                                                        Sub-Adviser)
       (F) GLOBAL DIVIDEND GROWTH PORTFOLIO  .........  $  361,396,602  0.75%
       (G) INCOME BUILDER PORTFOLIO ..................  $    8,047,838  0.75% (4)
       (H) STRATEGIST PORTFOLIO ......................  $  446,279,938  0.50%
       (I) PACIFIC GROWTH PORTFOLIO ..................  $  136,946,030  1.00% (of which 40% is paid to a
                                                                        Sub-Adviser)
       (J) UTILITIES PORTFOLIO .......................  $  423,303,421  0.65% on assets up to $500 million and 0.55% on assets over $500
                                                                        million


------------
* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken to assume all operating expenses of Dean Witter Market Leader Trust (except for any 12b-1 fees and brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Market Leader Trust is expected to commence operations on or about April 28, 1997.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

(3) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(4) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

              DEAN WITTER RETIREMENT SERIES - LIQUID ASSET SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Liquid Asset Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                       Date
                                                              ----------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                          PLEASE DETACH AT PERFORATION


              DEAN WITTER RETIREMENT SERIES - LIQUID ASSETS SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

      DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - U.S. Government Money Market Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                           -------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


             DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY
                                 MARKET SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

       DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - U.S. Government Securities Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                   Date
                                                          --------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


           DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
                                     SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

     DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Intermediate Income Securities Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                           --------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


              DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME
                               SECURITIES SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

             DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - American Value Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                Date
                                                       -----------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


             DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

             DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Capital Growth Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


             DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

            DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Dividend Growth Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


            DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

               DEAN WITTER RETIREMENT SERIES - STRATEGIST SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Strategist Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


               DEAN WITTER RETIREMENT SERIES - STRATEGIST SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

               DEAN WITTER RETIREMENT SERIES - UTILITIES SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Utilities Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adj ournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK
                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


               DEAN WITTER RETIREMENT SERIES - UTILITIES SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

           DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET SERIES

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Value-Added Market Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK
                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


           DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

              DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY SERIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Dean Witter Retirement Series - Global Equity Series on May 21, 1997, at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK
                                                  FOR     AGAINST     ABSTAIN
1.  Approval of New Investment Management         [ ]       [ ]         [ ]
    Agreement with Dean Witter InterCapital
    Inc. in connection with proposed merger.

                                                                       FOR ALL
                                                  FOR     WITHHOLD     EXCEPT
2.  Election of Trustees:                         [ ]       [ ]         [ ]

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R.
    Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                                  FOR     AGAINST     ABSTAIN
3.  Ratification of appointment of Price          [ ]       [ ]         [ ]
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this Proxy using black or blue ink.                    Date
                                                            ------------------
---------------------------------      ---------------------------------------


---------------------------------      ---------------------------------------
Shareholder sign in the box above      Co-Owner (if any) sign in the box above


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         PLEASE DETACH AT PERFORATION


              DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY SERIES

                                   IMPORTANT

                  PLEASE SEND IN YOUR PROXY............TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.